AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT
         -----------------------------------------------

  This Amendment No. 1 and Waiver is dated as of August
1, 1996 by and among John B. Sanfilippo & Son, Inc. (the
"Borrower"), the Lenders parties hereto and Bank of America
Illinois, as Agent for the Lenders (Amendment No. 1").

                 W I T N E S S E T H;

  WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of March 27, 1996 (the "Agreement"); and

  WHEREAS, the Borrower and the Lenders desire to amend the Agreement as set forth herein.

  NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  1. Each capitalized term used herein but not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

  2.   The definition of "Applicable Margin" appearing in
Section 1.1 of the Agreement shall be restated in its entirety as follows:

       "'Applicable Margin' means a rate per annum equal to 1.35%."

  3. The Agent and the Lenders hereby waive compliance with Section 8.2.4(d) of the Agreement solely for the Fiscal
Quarter ending June 27, 1996.

  4. Section 8.2.4(f) of the Agreement shall be amended by deleting the number "$20,000,000" appearing therein and substituting in lieu thereof the term "Fixed Asset Advance."

  5. Section 8.2.7 of the Agreement shall be restated in its entirety as follows:

       "SECTION 8.2.7.  Capital Expenditures, etc.  The
Borrower will not, and will not permit any of its Subsidiaries to, make Capital Expenditures in any Fiscal Year, except (a)
Capital Expenditures incurred before December 31, 1996 related to acquisitions for the Fisher Nut Co. business, (b)
Capital Expenditures incurred during Fiscal Year 1996 not exceeding $8,200,000 in the aggregate, and (c) Capital
Expenditures in subsequent Fiscal Years that do not exceed in the aggregate for each such Fiscal Year $10,000,000.

  6. Section 8.2.15 of the Agreement shall be restated in its entirety as follows:

       "SECTION 8.2.15. Clean Down. The Borrower shall not permit at any time the amount of the Borrowing Base to be less than zero (0), nor shall the Borrower permit the aggregate amount of Credit Extensions at any time outstanding under this Agreement (including in such amount, without duplication, the aggregate Letter of Credit
Outstandings) to exceed the amount shown below as in effect at the time:


       Period                        Maximum Permitted Amounts
       ------                        -------------------------
       January 1 through March 31        $60,000,000
       of each year

       April 1 through May 31            $50,000,000
       of each year

       June 1 through July 31            $40,000,000
       of each year

       August 1 through September 30     $40,000,000
       of 1996

       August 1 through September 30     $25,000,000
       of 1997

       October 1 through December 31     $50,000,000"
       of each year

  7. The Borrower represents and warrants that, after giving effect to this Amendment No.1, no Default or Event of Default exists and is continuing.

  8. This Amendment No. 1 shall become effective as of August 1, 1996 upon satisfaction of the following conditions.

  (i) the Borrower, the Agent, Sunshine Nut Co. and each of the Lenders shall have executed and delivered a counterpart of this Amendment.

  (ii) the Agent shall have received, in sufficient copies for each Bank, the following inform an substance satisfactory to the Agent and its counsel:

       (A)  an incumbency certificate.

       (B) a board of directors resolution authorizing the execution and delivery of this Amendment No. 1.

       (C)  a certificate from the Borrower's chief financial
Authorized Officer Certifying that on the date hereof and after giving effect to this Amendment No. 1 no Default or Event of Default has occurred and is continuing.

       (D) a written consent hereto from each of the holders of promissory notes under the Prudential Note
Agreement and the Teachers Note Agreement.

  (iii) the Borrower shall have paid the fees and out-of-pocket costs and expenses of counsel for the Agent incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 1.

  9.   Except as specifically set forth in this Amendment
No. 1, the Agreement and the other Loan Documents shall remain unaltered and in full force and effect and the respective terms, conditions and covenants thereof are hereby ratified and confirmed in all respects.

  10. Upon the effectiveness of this Amendment No. 1, each reference in the Agreement to "this Agreement", "hereof", "herein" or "hereunder" or words of like import, and all references to the Agreement in any other Loan Documents shall mean and be a reference to the Agreement as amended hereby.

  11. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

  12.  THIS AMENDMENT NO. 1 SHALL BE DEEMED TO
BE A CONTRACT MADE UNDER AND GOVERNED BY THE
INTERNAL LAWS OF THE STATE OF ILLINOIS.



               (Signature pages follow)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 and Waiver to Credit Agreement as of the date first above written.


                                JOHN B. SANFILIPPO & SON, INC.

                                By   /s/  Gary P. Jensen
                                    -----------------------------------
                                    Title: Executive Vice President and
                                           Chief Financial Officer


                                BANK OF AMERICA ILLINOIS,
                                in its capacity as Agent

                                By   /s/  David L. Graham
                                    -----------------------------------
                                    Title: Agency Management Services
                                           Senior Agency Officer


                                BANK OF AMERICA ILLINOIS, in its Capacity as a Lender, Issuing Lender and Issuer

                                By   /s/  Peter T. Keseric
                                    -----------------------------------
                                    Title:  Senior Vice President


                                THE NORTHERN TRUST COMPANY, in its Capacity as a Lender

                                By   /s/  Arthur J. Fogel
                                    -----------------------------------
                                     Title:  Vice President


                                NATIONAL CITY BANK, in its Capacity
                                as a Lender

                                By   /s/  Diego Tobon
                                    -----------------------------------
                                     Title:  Vice President